Exhibit 10.4

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

This SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT, dated as of June 20, 2012, (this “Amendment”) is by and among Zoe’s Kitchen USA, LLC, a Delaware limited liability company (the “Borrower”), the other Persons party to the Credit Agreement described below as Credit Parties which are also party hereto, the various institutions from time to time party to the Credit Agreement as Lenders which are also party hereto, and General Electric Capital Corporation, a Delaware corporation, as Agent.

WITNESSETH:

WHEREAS, the Borrower, the other Credit Parties, the Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of September 23, 2011 (as the same has been and hereafter may further be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has advised the Agent and the Lenders that it desires to acquire New Properties in South Carolina located at 1320 Main Street, Columbia, South Carolina 29201, 4558 Forest Drive, Columbia, South Carolina 29206, and 2123 Augusta Street, Greenville, South Carolina 29605 (“South Carolina Franchising Acquisition”);

WHEREAS, the Borrower has requested, among other things, that the Lenders consent to the South Carolina Franchising Acquisition;

WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth; and

WHEREAS, the Agent and the Lenders party hereto agree to accommodate such requests of the Borrower, in each case on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Amendments to Credit Agreement.  Effective solely upon satisfaction of each of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)                                 Clauses (vi) and (vii) of Section 1.12(b) of the Credit Agreement are hereby deleted in their entireties, and the following language is hereby substituted therefor, respectively:

(vi)                              Borrower shall be in compliance (after giving pro forma effect to (x) the funding of an Incremental Term Loan and the making of an Incremental Revolving Loan Commitment, and (y) the use of proceeds in connection therewith

(in each case, determined as if such transactions had been consummated on the first day of the applicable measuring period with such adjustments to EBITDA as are acceptable to Agent)) with the covenants set forth in Section 4.12 hereof for the thirteen (13) Fiscal Periods ending on the last day of the most recently completed fiscal quarter for which a Compliance Certificate was delivered pursuant hereto;

(vii)                           after giving pro forma effect to the funding of an Incremental Term Loan and the making of an Incremental Revolving Loan Commitment (in each case, determined as if such transactions had been consummated on the first day of the applicable measuring period), the ratio of (A) outstanding Senior Indebtedness as of such date of determination, to (B) EBITDA for the most recent thirteen (13) Fiscal Periods ended on or prior to the date of determination for which financial statements have been delivered, shall not exceed 3.00; and

(b)                                 Section 5.9(e) of the Credit Agreement is hereby deleted in its entirety, and the following language is hereby substituted as Section 5.9(e) therefor:

“(e) (i) Extensions of credit by Holdings, Borrower or any of Holdings’ or Borrower’s domestic wholly-owned Subsidiaries to Borrower or any of Borrower’s or Holdings’ domestic wholly-owned Subsidiary, provided that, if such loans extended by a Credit Party are evidenced by promissory notes, the sole originally executed copy shall be pledged to Agent, as security for the Obligations and (ii) capital contributions by Holdings, Borrower or any of Holdings’ or Borrower’s domestic wholly-owned Subsidiaries to Borrower or any of Borrower’s or Holdings’ domestic wholly-owned Subsidiaries;”

(c)                                  Section 5.9(f) of the Credit Agreement is hereby deleted in its entirety, and the following language is hereby substituted as Section 5.9(f) therefor:

“(f)                             Investments in the form of intercompany loans made by Borrower to Holdings to the extent that, at the time such loan is made, a Restricted Payment from Borrower to Holdings would be permitted under Section 5.7 and provided that (i) the proceeds of such loans are used for the purposes specified in Section 5.7, (ii) if such loans are evidenced by promissory notes, the sole originally executed copy shall be pledged to Agent, as security for the Obligations and (iii) such intercompany loan shall be treated as a Restricted Payment for purposes of this Agreement, including, without limitation, determining compliance with the provisions of Section 5.7 relating to the type and amount of such Restricted Payment;”

(d)                                 Section 11.1 of the Credit Agreement is hereby amended by substituting the following definitions of “Aggregate Revolving Loan Commitment,” “Excess Cash Flow,” “Fixed Charge Coverage Ratio” and “Other Permitted Add-backs” in lieu of the current versions of such definitions contained in Section 11.1 of the Credit Agreement:

“Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which shall initially be in the amount of $17,534,668.47, as such amount may be reduced from time to time pursuant to this Agreement.

“Capital Expenditures” means, for any Person for any period, the aggregate of all expenditures, whether or not made through the incurrence of Indebtedness, by such Person and its Subsidiaries during such period for the acquisition, leasing (pursuant to a Capital Lease), construction, replacement, repair, substitution or improvement of fixed or capital assets or additions to equipment, in each case required to be capitalized under GAAP on a consolidated balance sheet of such Person. For the avoidance of doubt, it is understood and agreed that “Capital Expenditures” shall include Franchising Acquisitions.  For purposes of calculating the Maximum Capital Expenditure financial covenant set forth in Section 4.12(c), Capital Expenditures shall not include the acquisition costs (which such costs shall include the purchase price of such acquisition) related to the South Carolina Franchising Acquisition.”

“Excess Cash Flow” will be equal to, with respect to any Measurement Period the sum, of (a) EBITDA, plus (b) decreases in working capital, less (c) the sum of scheduled amortization of indebtedness paid in cash, interest expense paid in cash, voluntary prepayments of the Term Loan and Revolving Loans to the extent that they were applied to the scheduled installments in the same order as mandatory prepayments from Excess Cash Flow, unfinanced Capital Expenditures, increases in working capital, and income and franchise taxes paid in cash, less (d) other expenses paid in cash solely to the extent added back to net income in determining EBITDA for such period.

“Fixed Charge Coverage Ratio” means, with respect to each Measurement Period, the ratio, calculated for Borrower and the Subsidiary Guarantors on a consolidated basis for such time period, each as determined in accordance with GAAP, of: (a) the sum of (i) EBITDAR, minus (ii) without duplication, cash taxes paid and any dividends or distributions made in respect of cash taxes during such Measurement Period, and minus (iii) unfinanced Consolidated Maintenance Capital Expenditures (other than Excluded Capital Expenditures) paid in cash during such Measurement Period (it being understood that for purposes of calculating Fixed Charge Coverage Ratio, internally generated free cash will first be allocated towards Consolidated Maintenance Capital Expenditures and then towards Consolidated Growth Capital Expenditures); to (b) the sum of (i) Operating Lease Expenses, (ii) scheduled principal payments on Effective Funded Debt included in clause (a) of the definition thereof (provided however, in no event shall more than four (4) scheduled installments of the Term Loan in any Fiscal Year be included in this clause (ii)), (iii) the current portion of all Capital Leases, and (iv) interest expense (in each case excluding non-cash interest expense and amortization of non-cash financing expenses).

“Other Permitted Add-Backs” means the sum of (a) normal and customary pre-opening expenses associated with New Properties in an amount per Site not to exceed the lesser of (i) the actual amount of such expense or (ii) an amount which, when averaged with the pre-opening expenses for all other New Properties paid during the applicable Measurement Period, does not exceed $37,000 per Site; (b) reimbursement payments to Holdings and/or ZILLC to pay director’s travel and related expenses in connection with the meetings of the Borrower’s board of directors to the extent such payment is permitted hereunder and does not exceed for any Measurement Period the lesser of (i) the actual amount of such travel and related expenses or (ii) $65,000; (c) reasonable and customary non-recurring acquisition costs and expenses related to the South Carolina Franchising Acquisition; and (d) Management Fees to the extent permitted to be paid pursuant hereunder; provided, notwithstanding the amount of Management Fees actually paid or the terms upon which the Management Fees are paid, (i) the amount of the Management Fees included as an Other Permitted Add-Back shall not exceed $100,000 with respect to any Measurement Period, (ii) at the time of payment of any portion of the Management Fee, no Default or Event of Default shall have occurred and be continuing and (iii) payment of Management Fees must be expressly subordinated to all Obligations pursuant to an agreement in form satisfactory to Agent in its sole discretion.

(e)                                  Section 11.1 of the Credit Agreement is hereby adding the following definitions of by adding the following defined terms thereto in proper alphabetical order:

“Consolidated Maintenance Capital Expenditures” means for any Person, on a consolidated basis for any period, Capital Expenditures made for the purpose of maintaining, restoring, updating and refurbishing existing Sites including Capital Expenditures for the purpose of repairing and replacing equipment, fixtures and other furnishings at existing Sites.

“Consolidated Growth Capital Expenditures” means Capital Expenditures of Borrower and its Subsidiaries on a consolidated basis for growth.

“South Carolina Franchising Acquisition” means the acquisition by Borrower of the Properties known as 1320 Main Street, Columbia, South Carolina 29201, 4558 Forest Drive, Columbia, South Carolina 29206, and 2123 Augusta Street, Greenville, South Carolina 29605.

(f)                                   Exhibit 1.8(e) of the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and substituting Exhibit A attached hereto therefor.

(g)                                  Schedule 1.1(b) to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting Exhibit B attached hereto therefor.  The parties hereto hereby acknowledge and agree that, notwithstanding anything contained in the Credit Agreement or any of the other Loan Documents to the contrary, (x) the $5,000,000 increase of the Aggregate Revolving Loan Commitment effected by this Amendment constitutes an Incremental Revolving Commitment under the Credit

Agreement (including but not limited to under Section 1.12(a) thereof), and (y) with respect to the $5,000,000 increase of the Aggregate Revolving Loan Commitment effected by this Amendment (and not, for purposes of clarification, with respect to any other Incremental Commitments (if any), Section 1.12(b)(viii) shall not be required to be satisfied.

Section 2.                                           Consent. Effective solely upon satisfaction of each of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of the Borrowers set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Agent and the Lenders party hereto hereby consent to the consummation of the South Carolina Franchising Acquisition for a purchase price in an amount not to exceed $6,200,000, in accordance with the terms of the Credit Agreement, notwithstanding anything to the contrary contained in the definition of “Permitted Franchising Acquisition” set forth in the Credit Agreement.

Section 3.                                           Conditions to Effectiveness of this Amendment.  Notwithstanding anything to the contrary set forth herein, this Amendment shall become effective upon satisfaction in a manner reasonably satisfactory to the Agent of each of the following conditions:

(a)                                 the delivery to the Agent of a counterpart of this Amendment executed by Borrower, the other Credit Parties, the Agent and the Lenders;

(b)                                 the accuracy of the representations and warranties contained in Section 3 hereof;

(c)                                  no Default or Event of Default shall have occurred and be continuing;

(d)                                 the payment by Borrower to each of the Lenders that is increasing its Revolving Loan Commitment hereunder of a fully-earned, non-refundable amendment fee equal to 1.00% of the increase of such Lender’s Revolving Loan Commitment hereunder, which amendment fee shall be fully-earned and non-refundable when paid; and

(e)                                  delivery to Agent of the other documents and deliveries set forth on Exhibit C attached hereto (in fully-executed forms, where applicable).

Section 4.                                           Representations and Warranties.  To induce the Agent and the Lenders to enter into this Amendment, the Borrower and the other Credit Parties each hereby represents and warrants to the Agent and the Lenders that, as of the date hereof:

(a)                                 each of the representations and warranties made by such Person contained in the Loan Documents are true and correct in all material respects as of such date (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects, and except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects) as of such date));

(b)                                 each of the Borrower and the other Credit Parties has full right and authority to enter to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c)                                  the execution, delivery and performance by the Borrower and the other Credit Parties of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by the such Person;

(d)                                 the execution, delivery and performance by such Person of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby, do not and will not (i) contravene or constitute a default under (i) any provision of law or any judgment, injunction, order or decree binding upon the Borrower, the other Credit Parties or any Subsidiary, if any, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (x) any provision of the organizational documents (e.g., charter, articles of incorporation, by-laws, articles of association, operating agreement, partnership agreement or other similar document) of the Borrower, the other Credit Parties or any Subsidiary, (y) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower, the other Credit Parties or any Subsidiary or any of its Property, in each case, where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien on any Property of the Borrower, the other Credit Parties or any Subsidiary other than the Liens granted in favor of the Agent pursuant to the Collateral Documents;

(e)                                  this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of the Borrower and the other Credit Parties, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f)                                   no Default or Event of Default presently exists.

Section 5.                                           Reference and Effect on the Credit Documents.

(a)                                 On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b)                                 The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d)                                 Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender or the Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e)                                  This Amendment is a Loan Document.

Section 6.                                           Governing Law and Jurisdiction.

(a)                                 Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

(b)                                 Submission to Jurisdiction.  Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Borrower and each other Credit Party executing this Agreement hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent Agent determines that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents.  The parties hereto (and, to the extent set forth in any other Loan Document, each other Credit Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Section 7.                                           Miscellaneous.

(a)                                 No Waiver, Etc.  Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Agent or any Lender arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Loan

Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver.  Except as otherwise expressly set forth herein, no waiver by the Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time.  All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b)                                 Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c)                                  Severability.  The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d)                                 No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.  No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e)                                  Section Titles.  The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agent and the Lenders, on the one hand, and the Borrower and the other Credit Parties on the other hand.  Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER:

ZOE’S KITCHEN USA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

CREDIT PARTIES:

ZOE’S KITCHEN, INC., a Delaware corporation

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

SOHO FRANCHISING, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S ARIZONA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S COLORADO, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

Second Amendment to Credit Agreement

ZOE’S FLORIDA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S KITCHEN HOLDING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S LOUISIANA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S MARYLAND, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S RESTAURANTS NASHVILLE, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

Second Amendment to Credit Agreement

ZOE’S NORTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S OKLAHOMA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOË’S RESTAURANTS, L.L.C, an Alabama limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S SOUTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S TEXAS, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZK TEXAS BEVERAGES, LLC, a Texas limited liability company

By:	/s/ Kevin Miles
Name:	Kevin Miles
Title:	President & COO

Second Amendment to Credit Agreement

ZK TEXAS HOLDINGS, LLC, a Texas limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZK TEXAS MANAGEMENT, LLC, a Texas limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S VIRGINIA, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

ZOE’S ANNAPOLIS, LLC, a Delaware limited liability company

By:	/s/ Jason C. Morgan
Name:	Jason C. Morgan
Title:	CFO

Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Daniel Nunes
Name:	Daniel Nunes
Its:	Duly Authorized Signatory

GE CAPITAL BANK, a Utah industrial loan corporation, formerly known as GE Capital Financial Inc., as a Lender

By:	/s/ Daniel Nunes
Name:	Daniel Nunes
Its:	Duly Authorized Signatory

Second Amendment to Credit Agreement